SUPPLEMENT DATED NOVEMBER 30, 2012 TO THE SUMMARY PROSPECTUS

FOR PACIFIC LIFE FUNDS – PL FLOATING RATE INCOME FUND

CLASS A, C, I AND ADVISOR SHARES DATED JULY 1, 2012

This supplement revises the PL Floating Rate Income Fund Class A, C, I and Advisor Shares summary prospectus dated July 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information.

Effective October 1, 2012, the Advisor Class Service Plan was terminated and the related 0.25% service fee imposed under that plan was eliminated. All references and information relating to the Advisor Class Service Plan were deleted. The Advisor Share Class column in the Annual fund operating expenses table and expense Examples (“Fee Tables”) was updated with the below. All other information in the Fee Tables, including related footnotes, has not changed.

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Share Class
	Advisor
Management Fee	0.65%
Distribution (12b-1) and/or Service Fees	0.00%
Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.09%
Expense Reimbursement	(0.28%	)
Total Annual Fund Operating Expenses After Expense Reimbursement	0.81%

Your expenses (in dollars) if you SELL or DON’T SELL your shares at the end of each period
Share Class
Advisor
1 year	$83
3 years	$264
5 years	$520
10 years	$1,254